UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2016 (December 8, 2016)

KMG Chemicals, Inc.

(Exact name of registrant as specified in its charter)

TEXAS	001-35577	75-2640529
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Throckmorton Street, Fort Worth, Texas		76102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (817) 761-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual shareholders meeting was held on December 8, 2016. At that meeting, the shareholders voted to elect all the nominees to our board of directors as follows:

		Votes
Nominees	Votes For	Withheld
Gerald G. Ermentrout	10,130,270	127,183
Christopher T. Fraser	10,151,858	105,595
George W. Gilman	10,137,181	120,272
Robert Harrer	10,140,391	117,062
John C. Hunter, III	9,662,935	594,518
Fred C. Leonard, III	4,931,205	5,326,248
Karen A. Twitchell	10,158,554	98,899

The foregoing persons compose our full board of directors.

The shareholders also voted to approve the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2017. The vote was 10,799,939 for, 166,201 against and 149 abstentions. The shareholders also voted to approve our executive compensation.  The vote was 8,135,652 for, 2,116,947 against, 4,854 abstentions and 708,836 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG Chemicals, Inc.

By:	/s/ Christopher T. Fraser	Date: December 9, 2016
Christopher T. Fraser,
President and Chief Executive Officer